                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" in the Registration Statement (Form N-1A) and related prospectus of Security Equity Fund (including the Equity Series and Global Series) and to the incorporation by reference of our report dated October 27, 1995, with respect to the financial statements of Security Equity Fund (including the Equity Series and Global Series) included in its Annual Report to Shareholders for the year ended September 30, 1995.

                                                     Ernst & Young LLP
                                            ------------------------------------
                                                     Ernst & Young LLP

Kansas City, Missouri
October 28, 1996

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information of Security Equity Fund - Social Awareness Series.

                                                     Ernst & Young LLP
                                            ------------------------------------
                                                     Ernst & Young LLP

Kansas City, Missouri
October 28, 1996